Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF AMENDMENT NO. 1 TO
SCHEDULE 13G

The undersigned hereby agree as follows:

(i)                                     Each of them is individually eligible to use the Schedule 13G/A to which this Exhibit is attached, and such Schedule 13G/A is filed on behalf of each of them; and

(ii)                                  Each of them is responsible for the timely filing of such schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

CLAYTON, DUBILIER & RICE FUND VII,
L.P.
By: CD&R Associates VII, Ltd., its general
partner
Date: February 12, 2008

	By:		/s/ Theresa A. Gore
	Name:		Theresa A. Gore
	Title:		Vice President, Treasurer and
Assistant Secretary

CD&R ASSOCIATES VII, LTD.

Date: February 12, 2008

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R ASSOCIATES VII, L.P.
By: CD&R Investment Associates VII,
Ltd., its general partner
Date: February 12, 2008

		By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Vice President, Treasurer and
Assistant Secretary

CD&R INVESTMENT ASSOCIATES VII,
LTD.

Date: February 12, 2008

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CDR CCMG CO-INVESTOR L.P.
	By:	CDR CCMG Co-Investor GP Limited,
its general partner
Date: February 12, 2008

		By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Director

CDR CCMG CO-INVESTOR GP LIMITED

Date: February 12, 2008

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Director

CD&R PARALLEL FUND VII, L.P.
	By:	CD&R Parallel Fund Associates VII,
Ltd., its general partner
Date: February 12, 2008

		By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Vice President, Treasurer and
Assistant Secretary

CD&R PARALLEL FUND ASSOCIATES VII,
LTD.

Date: February 12, 2008

	By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary